UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2006

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            OTHER EVENTS.

On January 6, 2006, SPX Corporation (“SPX”) issued a press release announcing that it has elected to use cash for tendered Liquid Yield OptionTM Notes Due February 6, 2021 (Zero Coupon-Senior). A copy of the press release is attached as exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

The following exhibit is filed herewith.

Exhibit
Number	Description

99.1	Press Release issued January 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 6, 2006	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued January 6, 2006